UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): September 13, 2011
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-12488 (Commission File Number)	88-0106100 (I.R.S. Employer Identification Number)

8550 Mosley Drive Houston, Texas (Address of Principal Executive Offices)	77075-1180 (Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 13, 2011, the board of directors of Powell Industries, Inc. (the “Company”) appointed Scott E. Rozzell as a director with his appointment to be effective September 13, 2011 for the term expiring at the next annual meeting of stockholders in 2012. Mr. Rozzell has no related-person relationship with the Company.
Since 2001, Mr. Rozzell has been the Executive Vice President & General Counsel of CenterPoint Energy. From 1975 to 2001, Mr. Rozzell was a lawyer in the Houston office of Baker Botts LLP where he chaired the Firm’s Energy Department. Mr. Rozzell received a BA from Southern Methodist University in 1971 and a JD from the University of Texas School of Law in 1975.
Mr. Rozzell will be a member of the Company’s 2012 director class. Upon the effectiveness of his election on September 13, 2011, Mr. Rozzell received an initial grant of restricted stock equal to 1,500 shares (based on the 2,000 shares annual grant pro-rated for the remainder of his year of service that ends on the next annual grant date). This option grant is pursuant to the Company’s Non-Employee Director Restricted Stock Plan and will vest over the next two regular annual grant dates. As a non-employee director, he will also be entitled to the fees payable to all other non-employee directors, including a quarterly retainer of $3,750 and the fees payable for attending board meetings and any committee meetings he may attend in the future.
On September 13, 2011, the board of directors of the Company appointed Milburn E. Honeycutt, the Company’s Vice President and Corporate Controller, to the additional role of Principal Accounting Officer, effective immediately, replacing Don R. Madison in the role of Principal Accounting Officer. Mr. Madison will continue his roles as Chief Administrative Officer and Chief Financial Officer of the Company and as Principal Financial Officer of the Company.
Mr. Honeycutt has served as Vice President and Corporate Controller of the Company since April 15, 2005. From October 2003 through April 2005, Mr. Honeycutt served as Vice President and Controller of Synagro Technologies, Inc. Prior to that, Mr. Honeycutt served in several capacities with Comfort Systems USA, Inc., including Senior Vice President of Finance, Operations, and Corporate Controller.
There are no family relationships between Mr. Honeycutt and any director or executive officer of the Company.
A copy of the press release announcing Mr. Rozzell’s election to the board of directors and Mr. Honeycutt’s appointment as Principal Accounting Officer is furnished herewith as Exhibit 99.1.
Item 9.01 — Financial Statements and Exhibits
(d) — Exhibits

Exhibit
Number	Description
99.1	Press Release dated September 19, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.
Date: September 19, 2011
By:	/s/ Don R. Madison
Don R. Madison
Executive Vice President Chief Financial and Administrative Officer (Principal Financial Officer)

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